                                                                    EXHIBIT 10.6



                         HOLDBACK AND SECURITY AGREEMENT

         THIS HOLDBACK AND SECURITY AGREEMENT (this "Agreement") is entered into as of this 15th day of June, 2001, by and among (i) Marriott International, Inc., a Delaware corporation ("Marriott"), (ii) St. Louis Airport Hotel, L.L.C., a Delaware limited liability company, , Nashville Airport Hotel, L.L.C. a Delaware limited liability company, Residence Inn By Marriott, Inc., a Delaware corporation, Courtyard Management Corporation, a Delaware corporation, SpringHill SMC Corporation, a Delaware corporation and TownePlace Management Corporation, a Delaware corporation (each, a "Seller" and collectively, the "Sellers"), (iii) Marriott Hotel Services, Inc., a Delaware corporation ("MHSI" and together with certain of the Sellers, collectively, the "Managers"), (iv) CR14 Tenant Corporation, a Delaware corporation ("CR14") and CRTM17 Tenant Corporation, a Delaware corporation ("CRTM17") (CR14 and CRTM17, collectively, the "Old Tenants"), (v) HPT TRS MI-135, INC., a Delaware corporation (the "New Tenant"), and (vi) HPTMI Properties Trust, a Maryland real estate investment trust ("HPTMI") and HPTMI Hawaii, Inc., a Delaware corporation ("Kauai Owner") (HPTMI and Kauai Owner, collectively, the "Landlords").

                                    RECITALS:

         A. HPTMI, as landlord, and CRTM17, as tenant, are parties to those seventeen (17) certain leases set forth on Exhibit A-1 attached hereto (the "T3 Existing Leases"), with respect to the properties referenced therein.

         B. HPTMI, as landlord, and CR14, as tenant, are parties to those fourteen (14) certain leases set forth on Exhibit A-2 attached hereto (the "T1 Existing Leases"), with respect to the properties referenced therein. (The T3 Existing Leases and the T1 Existing Leases, as each have been amended as of the date hereof, are referred to, collectively, as the "Existing Leases.")

         C. Pursuant to the terms of the Existing Leases, the Sellers have deposited the total sum of Thirty Six Million Two Hundred Three Thousand Three Hundred One Dollars ($36,203,301.00), as the same may be drawn down from time to time pursuant to this Agreement, and replenished from time to time pursuant to the Pooling Agreement and the Management Agreements (the "Holdback") with HPTMI, as security for the obligations of the Old Tenants under the Existing Leases. The Old Tenants and the Sellers are each wholly-owned subsidiaries of Marriott, and pursuant to this Agreement, are assigning to Marriott all of their right, title and interest in the Holdback.

         D. Pursuant to the terms of an Agreement to Assign, Release, Franchise and Manage (the "Agreement to Lease"), the Old Tenants have agreed to assign the Old Leases to the New Tenant, and the New Tenant has agreed to accept such assignment and assume the obligations of the Old Tenants thereunder, on the terms and conditions and at the times set forth in the Agreement to Lease. At the time that each such Existing Lease is assigned from the applicable Old Tenant to the New Tenant, such Existing Lease shall be amended by HPTMI and the New Tenant pursuant to the terms of the Agreement to Lease, and such Existing Lease, as so amended, and as the same may be further amended from time to time, shall thereafter no longer constitute an Existing Lease but such lease shall thereafter constitute a "Converted Lease".

         E. Pursuant to the Agreement to Lease, the Landlords have also agreed to lease four (4) other properties (the "New Portfolio Properties") to the New Tenant, and the New Tenant has agreed to lease each of the New Portfolio Properties from the Landlords, on the terms and conditions and at the times set forth in the Agreement to Lease. The New Portfolio Properties will be leased from the Landlords to the New Tenant pursuant to leases which will be substantially similar in form (but not economic terms) to the Converted Leases (the "New Portfolio Property Leases"). The properties which are subjected to the Converted Leases and the New Portfolio Property Leases shall collectively constitute the "Portfolio Properties."

         F. Marriott has agreed that the Holdback shall secure (i) the obligations of the Old Tenants under the Existing Leases and the Agreement to Lease, and (ii) the obligations of the Managers under the Management Agreements, in each instance subject to the terms and conditions set forth herein.

         G. Nashville Airport Hotel, L.L.C. is a party to this instrument as a Seller despite all of the ownership interests therein having been transferred to HPTMI due to the inadvertent failure of the parties to assign such entity's right, title and interest in and to a portion of such Holdback to an Affiliate of Marriott at the time of such transfer.

         H. Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in that certain Pooling Agreement entered into of even date herewith (the "Pooling Agreement") among Marriott, certain Affiliates of Marriott and New Tenant, and, if such terms are not defined in the Pooling Agreement, in the Management Agreements.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

         1. The Sellers and the Old Tenants hereby assign to Marriott all of their right, title and interest in and to the Holdback. Marriott, the Sellers and the Old Tenants each represent and warrant that the Holdback has not previously been assigned, transferred or encumbered by any of them or their Affiliates.

         2. The Landlords and the New Tenant acknowledge that as of the date hereof they hereby transfer all of their respective right, title and interest in the entire amount of the Holdback to the New Tenant, as collateral agent for both of them, and that from and after the date hereof, the New Tenant shall hold the Holdback pursuant to the terms of this Agreement. After all of the Existing Leases have been converted to Converted

Leases pursuant to the Agreement to Lease, the New Tenant shall hold the Holdback for itself, subject to the terms and conditions hereof.

         3. The New Tenant hereby assigns its right, title and interest in and to the Holdback to the Landlords as security for the New Tenant's obligations under the Converted Leases as the same exist from time to time.

         4. Marriott, the Managers, the Old Tenants, Landlord and the New Tenant acknowledge and agree that the Holdback constitutes security for (i) the faithful observance and performance by the Old Tenants of all the terms, covenants and conditions of the Existing Leases to be observed and performed by the Old Tenants, and (ii) the faithful observance and performance by the Managers of all the terms, covenants and conditions of the Management Agreements to be observed and performed by the Managers, including, without limitation: (a) the payment to New Tenant of Aggregate Tenant's First Priority on the first day of each Portfolio Accounting Period, and (b) the payment to New Tenant of Aggregate Tenant's Second Priority and Aggregate Tenant's Third Priority pursuant to each Management Agreement, in all of the foregoing instances described in (a) or (b), regardless of the adequacy of Aggregate Gross Revenue or Aggregate Operating Profit for any Portfolio Accounting Period for such period (all of the foregoing, collectively, the "Secured Obligations"). Without limiting the generality of the foregoing, in lieu of accruing the Secured Obligations pursuant to the Pooling Agreement, the New Tenant shall be entitled to offset the Secured Obligations or any other damages in connection therewith against the Holdback. Marriott hereby grants to Landlord and the New Tenant a first priority security interest in the Holdback for such purpose. The Landlords and the New Tenant shall have the option to elect, in their sole discretion, whether to apply funds from the Holdback with respect to any of the Secured Obligations.

         5. Notwithstanding anything to the contrary in this Agreement, if (a) a Management Agreement is terminated with respect to a Hotel in accordance with its terms other than in connection with a Manager Default, or (b) a Tenant Deconsolidation Event shall occur under the Pooling Agreement with respect to a Hotel, the New Tenant shall return to Marriott the present value of a portion of the Holdback, which amount shall be obtained by multiplying the then balance of the Holdback by a fraction, the numerator of which is the annual Tenant's First Priority for such Hotel, and the denominator of which is the annual Aggregate Tenant's First Priority immediately prior to such termination or deconsolidation. Subsequently, Marriott shall be entitled to the present value of amounts which are or were to be paid under such Hotel's Management Agreement to replenish the Holdback, and the balance of such payments shall be the property of the New Tenant. Such present values shall be calculated using a discount rate based on the interest rate published in The Wall Street Journal for U.S. Treasury Obligations having a maturity closest in time to the last day of the then-current Term of the applicable Management Agreement (including, for this purpose, all exercised Renewal Terms) and shall assume a payment on the last day of the Term (after giving effect to any exercised Renewal Term).

         6. Upon a Kauai Deconsolidation Event, a portion of the then balance of the Holdback (the "Kauai Holdback") equal to the amount obtained by multiplying such balance by a fraction, the numerator of which is the annual Tenant's First Priority with respect to the Kauai Hotel and the denominator of which is the annual Aggregate Tenant's First Priority immediately prior to such Kauai Deconsolidation Event, shall be held as security solely for the Secured Obligations pertaining to the Kauai Hotel. Thereafter, amounts payable under the Management Agreement for the Kauai Hotel to replenish the Holdback shall be added to the Kauai Holdback. The parties, at the request of any of them, shall enter into such separate holdback agreements and amendments hereof as shall be reasonably requested to give effect to and document the foregoing.

         7. Any interest earned on account of the Holdback shall be for the benefit of the New Tenant. Hospitality Properties Trust, a Maryland real estate investment trust, shall guaranty the obligation of the New Tenant or any Affiliate to return all or any portion of the Holdback to Marriott as and when due pursuant to the terms of this Agreement.

         8. Notwithstanding anything contained herein to the contrary, none of Landlord and the New Tenant shall appropriate or apply any portion of the Holdback until it shall have exhausted any rights and remedies available to it pursuant to that certain Guaranty Agreement from Marriott to the New Tenant and that certain Limited Rent Guaranty Agreement from Marriott to Landlord, both of even date herewith.

         9. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a business day or is required to be delivered on or before a specific day which is not a business day, the day of receipt or required delivery shall automatically be extended to the next business day.

         All such notices shall be addressed:

if to Marriott, or         Marriott International, Inc.
any Affiliate:             10400 Fernwood Road, Dept. 52-924.11
                           Bethesda, Maryland 20817
                           Attn: Treasurer
                           Telecopier No. (301) 380-5067
with a copy to:            Marriott International, Inc.
                           10400 Fernwood Road, Dept. 52-923.00
                           Bethesda, Maryland 20817
                           Attn: Lodging Operations Attorney
                           Telecopier No. (301) 380-6727

and a copy to:             Marriott International, Inc.
                           10400 Fernwood Road, Dept. 52-923.00
                           Bethesda, Maryland 20817
                           Attn: Lodging - Senior Vice President, Finance
                           Telecopier No. (301) 380-3667

and a copy to:             Venable, Baetjer and Howard, LLP
                           1800 Mercantile Bank and Trust Building
                           Two Hopkins Plaza
                           Baltimore, Maryland 21201
                           Attn:  James D. Wright, Esq.
                           Telecopier No. (410) 244-7422

if to New Tenant,          HPT TRS MI-135, INC.
or any Affiliate:          400 Centre Street
                           Newton, Massachusetts 02458
                           Attn:  President
                           Telecopier: (617) 969-5730

with a copy to:            Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attn:  Alexander A. Notopoulos, Esq.
                                  Sander E. Ash, Esquire
                           Telecopier No. (617) 338-2880

         By notice given as herein provided the parties hereto and their respective successors and assigns shall have the right from time to time and at any time while this Agreement is in effect to change their respective addresses effective upon receipt by the other party of such notice and each shall have the right to specify as its address any other address within the United States of America.

         10. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland applicable to contracts between residents of Maryland which are to be performed entirely within Maryland, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Maryland; or (vii) any combination of the foregoing. The parties acknowledge, consent and agree that the United States District Court of the District of Maryland and any court of competent jurisdiction in the State of Maryland shall have jurisdiction in any proceeding instituted to enforce this Agreement or any provision hereof and any objections to venue are hereby waived.

         11. The rights, powers, privileges, and discretions (hereinafter referred to as the "rights") to which the parties may be entitled hereunder shall inure to the benefit of each of their respective successors and permitted assigns. All the rights of the parties herein are cumulative and not alternative and may be enforced successively or concurrently. Failure of either party to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of a party's rights shall be deemed to apply to any other rights. The terms, covenants, and conditions of or imposed upon each party herein shall be binding upon the successors and assigns of such party.

         12. In case any provision (or any part of any provision) contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalid, illegal or unenforceable provision shall not affect any other provision (or remaining part of the affected provision) of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

         13. When used herein, the singular shall include the plural; the plural the singular; and the use of any gender shall be applicable to all genders.

         14. Time is of the essence in the performance of the obligations and undertakings of the parties hereto.

         15. The captions appearing in this Agreement are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the sections of this Agreement nor in any way affect this Agreement.

         16. No remedy herein conferred upon a party hereto is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         17. Each party hereto represents and warrants to the other that this Agreement has been duly authorized, executed and delivered by the representing party, and constitutes the binding and enforceable obligation of such party subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally; and (ii) the exercise of judicial discretion in accordance with general principles of equity.

         18.  The  parties   agree  that  this   Agreement   may  be  signed  in
counterparts, each of which shall constitute but one and the same document.

         19. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.



                   [Signatures appear on the following page.]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

                                    MARRIOTT:

WITNESS:                            MARRIOTT INTERNATIONAL, INC.

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Authorized Signatory

                                    SELLERS:

WITNESS:                            ST. LOUIS HOTEL, L.L.C.

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Authorized Signatory

WITNESS:                            NASHVILLE AIRPORT HOTEL, L.L.C.

/s/ John M. Steiner                 By: /s/ John G. Murray (SEAL)
Name: John M. Steiner               Name:   John G. Murray
                                    Title:  Authorized Signatory

WITNESS:                            RESIDENCE INN BY MARRIOTT, INC.

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Vice President

WITNESS:                            COURTYARD MANAGEMENT CORPORATION

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:   Vice President

WITNESS:                            SPRINGHILL SMC CORPORATION

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Vice President

WITNESS:                            TOWNEPLACE MANAGEMENT CORPORATION

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Vice President

                                    MHSI:

WITNESS:                            MARRIOTT HOTEL SERVICES, INC.

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Authorized Signatory

                                    OLD TENANTS:

WITNESS:                            CR14 TENANT CORPORATION

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Authorized Signatory

WITNESS:                            CRTM17 TENANT CORPORATION

/s/ John M. Steiner                 By: /s/ Timothy J. Grisius (SEAL)
Name: John M. Steiner               Name:   Timothy J. Grisius
                                    Title:  Authorized Signatory

                                    NEW TENANT:

WITNESS:                            HPT TRS MI-135, INC.

/s/ John M. Steiner                 By: /s/ John G. Murray (SEAL)
Name: John M. Steiner               Name:   John G. Murray
                                    Title:  Vice President

                                    LANDLORDS:

WITNESS:                            HPTMI PROPERTIES TRUST

/s/ John M. Steiner                 By: /s/ John G. Murray (SEAL)
Name: John M. Steiner               Name:   John G. Murray
                                    Title:  President

WITNESS:                            HPTMI HAWAII, INC.

/s/ John M. Steiner                 By: /s/ John G. Murray (SEAL)
Name: John M. Steiner               Name:   John G. Murray
                                    Title:  President

                                   EXHIBIT A-1


                                  T3 Old Leases


1. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Atlanta/Norcross, Georgia - TownePlace)

2. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (St. Louis, Missouri - MAR)

3. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Nashville, Tennessee - MAR)

4. Lease agreement dated December 29, 1998 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Norfolk/Newport News, Virginia - TownePlace)

5. Lease agreement dated January 22, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Atlanta/Northlake, Georgia - TownePlace)

6.       Lease  agreement  dated  January 22, 199 between  HPTMI III  Properties
         Trust and CRTM17 Tenant Corporation (Richmond/Northwest, Virginia - TownePlace)

7. Lease agreement dated January 22, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Virginia Beach, Virginia - TownePlace)

8. Lease agreement dated February 5, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Fairfax/Chantilly, Virginia - TownePlace)

9. Lease agreement dated March 26, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Raleigh Airport, North Carolina - Residence Inn)

10. Lease agreement dated March 26, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Falls Church, Virginia - TownePlace)

11. Lease agreement dated April 16, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Charleston, South Carolina - Courtyard)

12. Lease agreement dated May 21, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago/Waukegan, Illinois - Residence
         Inn)

13. Lease agreement dated May 21, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Raleigh/Cary, North Carolina - Residence
         Inn)

                                  T3 Old Leases



14.      Lease agreement  dated May 28, 1999 between HPTMI III Properties  Trust
         and  CRTM17  Tenant  Corporation   (Chicago/West  Dundee,   Illinois  -
         TownePlace)

15.      Lease  agreement  dated October 15, 1999 between  HPTMI III  Properties
         Trust  and  CRTM17  Tenant   Corporation   (Detroit/Novi,   Michigan  -
         TownePlace)

16. Lease agreement dated November 19, 1999 between HPTMI III Properties Trust and CRTM17 Tenant Corporation (Chicago/West Dundee, Illinois - Courtyard)

17.      Lease  agreement  dated  December 17, 1999 between HPTMI III Properties
         Trust  and  CRTM17  Tenant   Corporation   (Detroit/Novi,   Michigan  -
         Courtyard)

                                  EXHIBIT A-2


                                  T1 Old Leases


1. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fresno, California - Residence Inn)

2. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Reno, Nevada - Residence Inn)

3. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Dallas/Richardson, Texas - Residence Inn)

4. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fort Worth/Fossil Creek, Texas - Residence
         Inn)

5. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fort Worth/Fossil Creek, Texas - Courtyard)

6. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Houston/Hobby Airport, Texas - Courtyard)

7. Lease agreement dated April 3, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (San Antonio, Texas - Residence Inn)

8. Lease agreement dated April 25, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Birmingham/Homewood, Alabama - Residence Inn)

9. Lease agreement dated April 25, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Charlottesville, Virginia - Residence Inn)

10. Lease agreement dated May 23, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Atlanta, Georgia - Residence Inn)

11. Lease agreement dated October 10, 1997 between Courtyard Management Corporation and CR14 Tenant Corporation. Assigned to HPTMI Properties Trust on October 10, 1997 (Allentown, Pennsylvania - Courtyard).

                                  T1 Old Leases


12. Lease agreement dated October 10, 1997 between Residence Inn by Marriott, Inc. and CR14 Tenant Corporation. Assigned to HPTMI
         Properties Trust on October 10, 1997 (Allentown, Pennsylvania - Residence Inn).

13. Lease agreement dated October 10, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Fairfax/Fairlakes, Virginia - Residence
         Inn)

14. Lease agreement dated December 19, 1997 between HPTMI Properties Trust and CR14 Tenant Corporation (Birmingham, Alabama - Courtyard)





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